Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (the “Amendment”) is made as of this 23rd day of December, 2019, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation, SPH GROUP HOLDINGS LLC, a Delaware limited liability company, STEEL EXCEL INC., a Delaware corporation, API AMERICAS INC., a Delaware corporation, IGO, INC., a Delaware corporation (collectively, the “US Borrowers” and each individually, a “US Borrower”), CEDAR 2015 LIMITED, a private limited company incorporated in England and Wales (“UK Borrower” and together with US Borrowers, the “Borrowers” and each individually, a “Borrower”), each of the Guarantors listed on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”) and collectively with Borrowers, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions which are named on the signature pages hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.	On November 14, 2017, the Borrowers, Guarantors, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, most recently by this Amendment, the “Credit Agreement”). All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.	Pursuant to Section 8.2.5(viii) of the Credit Agreement, Steel is permitted to make distributions to the holders of its preferred units on account of the redemption of its Capital Stock in accordance with the terms of the Seventh Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of October 12, 2017 (the “Steel Partnership Agreement”), so long as no Potential Default or Event of Default exists. The Steel Partnership Agreement requires Steel to repurchase up to 1,600,000 Series A Preferred Units (as defined therein) on February 7, 2020.

C.	The Loan Parties have requested that Steel be permitted to repurchase up to 1,600,000 Series A Preferred Units on February 6, 2020 (the “Early 2020 Preferred Redemption”), which would otherwise be prohibited by Section 8.2.3.1 of the Credit Agreement.

D.	The Borrowers have requested, inter alia, that Administrative Agent and the Lenders consent to Steel making the Early 2020 Preferred Redemption, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth in this Amendment, to amend certain terms and provisions of the Credit Agreement and consent to the Early 2020 Preferred Redemption to include the foregoing Borrower requests.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Consent. Upon receipt by Administrative Agent of evidence satisfactory to Administrative Agent that the board of directors of Steel’s general partner has approved the Early 2020 Preferred Redemption, and so long as no Potential Default or Event of Default exists, Administrative Agent and Lenders hereby consent to the Early 2020 Preferred Redemption, provided, however, such consent shall be effective only for the specific events comprising the Early 2020 Preferred Redemption, and nothing herein shall be deemed a waiver with respect to any other or future failure of any Loan Party to comply fully with any provision of the Credit Agreement, nor shall this consent be deemed to be a waiver of any rights or remedies Administrative Agent or any Lender has or may have, or of enforcement of any of Administrative Agent’s or any Lender’s rights with respect to, any Potential Default or Event of Default now existing or hereafter arising under the Credit Agreement. Such consent shall in no way obligate Administrative Agent or any Lender to provide any further consent to Loan Parties (whether similar or dissimilar).

2.       Amendments to Credit Agreement. On the Effective Date (defined below), the following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Total Indebtedness shall mean Indebtedness other than clause (iv) of the definition thereof, determined on a consolidated basis.

3.       Representations and Warranties. Each Loan Party hereby:

(a)       reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Loan Documents and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)       reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)       represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Loan Documents;

(d)       represents and warrants that since December 31, 2018, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)       represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment, and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

2

(f)       represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

4.       Confirmation of Indebtedness. Loan Parties confirm and acknowledge that as of the close of business on December 18, 2019, Borrowers were indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $226,309,644.46 for the Revolving Credit Loans and $192,500,000.00 for the Term Loans, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

5.       Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship (US Guarantied Obligations) and the Continuing Agreement of Guaranty and Suretyship (UK Obligations), both dated November 14, 2017, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents.

6.       Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)       Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

(b)       Payment of the fees and expenses described Section 7 below incurred through the Effective Date;

(c)       After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing;

(d)       The representations and warranties set forth herein must be true and correct in all material respects; and

(e)       Execution and/or delivery of all other agreements, instruments and documents requested by Administrative Agent to effectuate and implement the terms hereof.

7.       Payment of Expenses. Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.       Reaffirmation of the Loan Documents. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the other Loan Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

3

9.       Release. As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the other Loan Documents, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

10.       Miscellaneous.

(a)       No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)       The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)       No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)       The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)       This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

4

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

US BORROWERS

SPH GROUP HOLDINGS LLC

By: Steel Partners Holdings GP Inc., its Manager

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

STEEL EXCEL INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Vice President & Chief Financial Officer

API AMERICAS INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

HANDY & HARMAN GROUP LTD.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Senior Vice President

IGO, INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

UK BORROWER

CEDAR 2015 LIMITED

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Director

Signature Page to Fourth Amendment to Credit Agreement

GUARANTORS:

STEEL PARTNERS HOLDINGS L.P.

By: Steel Partners Holdings GP Inc., its General Partner

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

SPH GROUP LLC

By: Steel Partners Holdings GP Inc., its Managing Member

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

WEBFINANCIAL HOLDING LLC

By: WebFinancial Holding Corporation, its Managing Member

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

DGT HOLDINGS CORP.

STEEL SERVICES LTD.

WEBFINANCIAL HOLDING CORPORATION

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

WEBBANK HOLDING CORP.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

BAIRNCO, LLC

BASIN WELL LOGGING WIRELINE SERVICE INC.

BLACK HAWK ENERGY SERVICES LTD.

HANDY & HARMAN

HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION

HANDY & HARMAN INTERNATIONAL, LTD.

HANDY & HARMAN OF CANADA, LIMITED

HANDY & HARMAN TUBE COMPANY, INC.

HANDYTUBE CORPORATION

INDIANA TUBE CORPORATION

JPS COMPOSITE MATERIALS CORP.

JPS INDUSTRIES HOLDINGS LLC

KASCO, LLC

LUCAS-MILHAUPT, INC.

LUCAS-MILHAUPT WARWICK LLC

MEX HOLDINGS LLC

MTE CORPORATION

OMG, INC.

OMNI TECHNOLOGIES CORPORATION OF DANVILLE

ROGUE PRESSURE SERVICES LTD.

SL DELAWARE HOLDINGS, INC.

SL INDUSTRIES, INC.

SL MONTEVIDEO TECHNOLOGY, INC.

SL POWER ELECTRONICS CORPORATION

SLMTI DS LLC

STEEL ENERGY SERVICES LTD.

SUN WELL SERVICE, INC.

WHX CS CORP.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Senior Vice President

BASEBALL HEAVEN INC.

STEEL SPORTS INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

API (USA) HOLDINGS LTD.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

ATLANTIC SERVICE COMPANY, LIMITED

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Treasurer

Dunmore International Corp.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Treasurer

Signature Page to Fourth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By: /s/ Bryan Flory

Name: Bryan Flory

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

CITIZENS BANK, N.A., as a Lender

By: /s/Douglas Moore

Name: Douglas Moore

Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

Truist BANK, formerly known as Branch Banking and Trust Company, successor by merger to SunTrust Bank, as a Lender

By: /s/ Steve Curran

Name: Steve Curran

Title: Director

Signature Page to Fourth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Melinda A. White

Name: Melinda A. White

Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

FIFTH THIRD BANK, as a Lender

By: /s/ Shane Johnson

Name: Shane Johnson

Title: Director

Signature Page to Fourth Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By: /s/ Nikhil Madhok

Name: Nikhil Madhok

Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

SANTANDER BANK, N.A., as a Lender

By: /s/ Bruce H. Stanwood

Name: Bruce H. Stanwood

Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Marc Evans

Name: Marc Evans

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

TD BANK, N.A., as a Lender

By: /s/ Joseph C. Premont Jr.

Name: Joseph C. Premont Jr.

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ James Riley

Name: James Riley

Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement